Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Empery Digital Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-Q for the quarter ended September 30, 2026 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 6, 2026

By: /s/ Ryan Lane

Ryan Lane

Co-Chief Executive Officer

(Principal Executive Officer)